UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     December 15, 2006

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

As previously announced, on December 5, 2006, NAVTEQ Corporation, a Delaware corporation, The Map Network, Inc., a Delaware corporation (“TMN”), NAVTEQ Holdings B.V., a corporation organized under the laws of The Netherlands (B.V. Sub), NAVTEQ Holdings Delaware II, Inc., a Delaware corporation (“Merger Sub”), and Gannett Satellite Information Network, Inc., as the representative of TMN’s Stockholders, entered into an Agreement and Plan of Merger (the “Agreement”).  The transactions contemplated by the Agreement were consummated on December 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: December 15, 2006	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and
Chief Financial Officer